                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  APRIL 1, 1997




                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-20833                   72-1205791
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)               Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On April 1, 1997, Lamar Advertising Company (the "Company") acquired the outstanding capital stock of Penn Advertising, Inc. ("Penn") for a cash purchase price of approximately $167.0 million. Pursuant to this acquisition, the Company has acquired a total of 8,500 outdoor advertising displays throughout the states of Maryland, New York and Pennsylvania. The Company has agreed to sell approximately 1,400 of these displays in Baltimore, Maryland to Universal Outdoor, Inc. ("Universal") for a cash purchase price of $46.5 million. The sale to Universal is subject to expiration of the Hart-Scott-Rodino filing period and satisfaction of other closing conditions.

                  Funds for the acquisition were provided from the proceeds of the Company's November 1996 public offerings of its Class A Common Stock and
9 5/8% Senior Subordinated Notes due 2006 and a $94 million draw under the Company's credit facility with a syndicate of commercial banks. The nature and amount of the consideration paid in the acquisition were determined by negotiation between the Company and Penn following a bidding process in which Penn solicited proposals for the acquisition. There was no material relationship between Penn and the Company or any of its affiliates, directors or officers, or any associate of any director or officer of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements.

                           To be filed by amendment.

                  (b)      Pro Forma Financial Statements.

                           To be filed by amendment.

                  (c)      Exhibits.


                           2.1 Stock Purchase Agreement dated as of February 7, 1997 between the Company and the stockholders of Penn Advertising, Inc. named therein. Filed herewith.

                           99.1 Press Release dated April 1, 1997. Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 14, 1997               LAMAR ADVERTISING COMPANY


                                    By: /s/ Keith A. Istre
                                        ----------------------------------------
                                        Keith A. Istre
                                        Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                                                             SEQUENTIAL
  NO.              DESCRIPTION                                                       PAGE NO.
2.1                Stock Purchase Agreement dated as of February 7, 1997
                   between the Company and the stockholders of Penn
                   Advertising, Inc. named therein.  Filed herewith.

99.1               Press Release dated April 1, 1997.  Filed herewith.